UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 14, 2015 (December 9, 2015)
____________________
ENTERPRISE BANCORP, INC.
(exact name of registrant as specified in charter)

Massachusetts	001-33912	04-3308902
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

222 Merrimack Street
Lowell, Massachusetts	01852
(address of principal executive offices)	(Zip Code)

(978) 459-9000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 4.01	Changes in Registrant's Certifying Accountant.

(a)    On December 9, 2015, as approved by the Audit Committee (the “Committee”) of the Board of Directors of Enterprise Bancorp, Inc. (the "Company") the Committee engaged RSM US, LLP ("RSM") as the Company's independent registered public accounting firm for the Company's 2016 fiscal year, and notified KPMG, LLP ("KPMG ") of its dismissal as the Company’s independent registered public accounting firm effective upon completion of its audit and issuance of its related reports on the Company’s consolidated financial statements for the fiscal year ended December 31, 2015 and the effectiveness of internal control over financial reporting as of December 31, 2015.

The audit reports of KPMG on the Company's consolidated financial statements for the fiscal years ended December 31, 2014 and December 31, 2013 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of KPMG LLP on the effectiveness of internal control over financial reporting as of December 31, 2014 and 2013 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2014 and December 31, 2013 and the subsequent interim period from January 1, 2015 through December 9, 2015, there were: (1) no disagreements (as defined in Item 304(a)(1)(iv) of regulation S-K and the related instructions thereto) between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG would have caused KPMG to make reference thereto in their reports on the Company’s financial statements for such years, and (2) no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided KPMG with a copy of the disclosures in this Form 8-K and has requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements above. A copy of KPMG’s letter to the Securities and Exchange Commission dated December 14, 2015 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)     During the Company’s fiscal years ended December 31, 2014 and 2013 and the subsequent interim period from January 1, 2015 through December 9, 2015, the Company did not consult RSM regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Company’s financial statements; or (3) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d)    The following exhibits are filed with this Report:

Exhibit No.	Description
16.1	Letter of KPMG, LLP dated December 14, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 14, 2015

Enterprise Bancorp, Inc. (Registrant)

By:	/s/ JAMES A. MARCOTTE
James A. Marcotte Executive Vice President, Treasurer and Chief Financial Officer